                                  EXHIBIT 10.1
                                  ------------

                                      NASD

                           SUBORDINATED LOAN AGREEMENT
                               FOR EQUITY CAPITAL

                                      SL-5

                               AGREEMENT BETWEEN:

Lender NYFIX, Inc.
       -------------------------------------------------------------------------
                                      (Name)

333 Ludlow Street
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                                (Street Address)

Stamford                                          CT                  06902
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                      (City)                   (State)                (Zip)

                                       AND

Broker-Dealer   NYFIX Millennium L.L.C.
                ----------------------------------------------------------------
                                     (Name)

100 Wall Street
--------------------------------------------------------------------------------
                                (Street Address)

New York                                        NY                   10005
--------------------------------------------------------------------------------
        (City)                                (State)                (Zip)

NASD ID No:  103843
             -------------------------------------------------------------------
Date Filed:    10/30/01
          ----------------------------------------------------------------------

                           SUBORDINATED LOAN AGREEMENT
                               FOR EQUITY CAPITAL

            AGREEMENT dated 10/30/01 to be effective 11/30/01 between NYFIX Inc.
(the "Lender") and NYFIX Millennium L.L.C. (the "Broker-Dealer").

            In  consideration  of the sum $  6,000,000.00  of and subject to the terms and conditions hereinafter set forth, the Broker-Dealer promises to pay to the lender or assigns on 11/30/04 (the "Scheduled  Maturity  Date")(the last day of the month at least three years from the effective date of this  Agreement) at the principal office of the  Broker-Dealer the  aforedescribed  sum and interest thereon  payable at the rate of 7.5% per annum from the  effective  date of this
Agreement,  which  date  shall be the date so agreed  upon by the lender and the
Broker-Dealer  unless  otherwise  determined  by  the  National  Association  of
Securities Dealers,  Inc. (the "NASD"). This Agreement shall not be considered a satisfactory  subordination  agreement  pursuant  to  the  provisions  of 17 CFR
240.15c3-d unless and until the NASD has found the Agreement acceptable and such
Agreement has become effective in the form found acceptable.

            The cash proceeds  covered by this Agreement shall be used and dealt with by the  Broker-Dealer  as part of its  capital  and shall be subject to the risks of the  business.  The  Broker-Dealer  shall have the right to deposit any cash proceeds of the  Subordinated  Loan  Agreement in an account or accounts in its own name in any bank or trust company.

            The  lender   irrevocably   agrees  that  the   obligations  of  the
Broker-Dealer  under this Agreement with respect to the payment of principal and interest  shall be and are  subordinate  in right of payment  and subject to the prior  payments  or  provision  for  payment  in full of all claims of all other present  and future  creditors  of the  Broker-Dealer  arising out of any matter occurring prior to the date on which the related Payment  Obligation (as defined herein)  matures  consistent  with  the  provisions  of 17  CFR  240.15c3-1  and
240.15c3-d,  except for claims which are the subject of subordination agreements which  rank on the same  priority  as or are  junior to the claim of the  Lender under such subordination agreements.

I.          PERMISSIVE PREPAYMENTS (OPTIONAL)
            ---------------------------------

            At the  option of the  broker-Dealer,  but not at the  option of the
Lender,  payment of all or any part of the "Payment  Obligation"  amount  hereof prior to the maturity date, may be made by the  Broker-Dealer  only upon receipt of the prior written approval of the NASD, but in no event may any prepayment be made  before  the  expiration  of one year from the date this  Agreement  became effective.  No prepayment  shall be made if, after given effect  thereto (and to all payments of Payment  Obligations  under any other  subordination  agreements then outstanding,  the maturity of which are scheduled to fall due either within six months after the date such prepayment is to occur or on or prior to the date on which the Payment Obligation hereof is

scheduled  to mature,  whichever  date is  earlier),  without  reference  to any projected profit or loss of the Broker-Dealer,  either aggregate indebtedness of the  Broker-Dealer  would  exceed 1000 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer  from time to time by the
NASD,  or a  governmental  agency or  self-regulatory  body  having  appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (a)(1)(ii)
of 17 CFR  240.15c3-1,  its net  capital  would be less  than  five  percent  or aggregate  debit items  computed in accordance  with 17 CFR  240.15c3-3a,  or if registered as a futures commission  merchant, 7 percent of the funds required to be  segregated  pursuant  to the  Commodity  Exchange  Act and  the  regulations thereunder,  (less the market  value of  commodity  options  purchased by option customers on or subject to the rules of a contract  market,  provided,  however, the  deduction  for each  option  customer  shall be  limited  to the  amount of customer funds in such option customer's account) if greater, or its net capital would be less than 120 percent of the minimum  dollar amount  required by 17 CFR
15c3-1 including  paragraph  (a)(1)(ii),  if applicable,  or such greater dollar amount  as  may be  made  applicable  to the  Broker-Dealer  by the  NASD,  or a governmental agency or self-regulatory body having appropriate authority.

II.         SUSPENDED REPAYMENTS
            --------------------

            (A) The Payment  Obligation of the Broker-Dealer  shall be suspended and shall not mature if after giving effect to such payment  (together  with the payment  of  any  Payment  Obligation  of  the  Broker-Dealer  under  any  other
subordination   agreement   scheduled  to  mature  on  or  before  such  Payment
Obligation) the aggregate  indebtedness of the  Broker-Dealer  would exceed 1200 percent of its net capital or such lesser  percent as may be made  applicable to the  Broker-Dealer  from time to time by the  NASD,  or  governmental  agency or self-regulatory  body having appropriate  authority,  or if the Broker-Dealer is operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of  aggregate  debit items  computed in  accordance with 17 CFR 240.15c3-3a,  or if registered as a futures commission  merchant,  6 percent  of the  funds  required  to be  segregated  pursuant  to the  Commodity
Exchange Act and the regulations thereunder, (less the market value of commodity options  purchased by option  customers on or subject to the rules of a contract market,  provided,  however,  the  deduction for each option  customer  shall be limited to the amount of customer funds in such option customer's  account),  if greater,  or its net capital would be less than 12 percent of the minimum dollar amount  required  by  17  CFR  240.15c3-1  including  paragraph  (a)(1)(ii),  if applicable,  or such  greater  dollar  amount as may be made  applicable  to the
Broker-Dealer  by the NASD, or a  governmental  agency or  self-regulatory  body having appropriate authority.

            (b)(OPTIONAL) The Broker-Dealer agrees that if its obligation to pay the  principal  amount  hereof  is  suspended  for a period of six  months,  the
Broker-Dealer will thereupon  commence a rapid and orderly complete  liquidation of its  business.  The  date on which  the  liquidation  commences  shall be the maturity  date  for  each  subordination  agreement  of the  Broker-Dealer  then outstanding.

III.        NOTICE OF MATURITY
            ------------------

            The Broker-Dealer shall immediately notify the NASD if, after giving effect to all payments of Payment  Obligations  under  subordination  agreements then  outstanding  which  are

then due or mature within six months without  reference to any projected  profit or  loss  of  the  Broker-Dealer,  either  the  aggregate  indebtedness  of  the
Broker-Dealer  would exceed 1200 percent of its net capital, or in the case of a
Broker-Dealer  operating pursuant to paragraph  (a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate  debit items  computed in accordance with 17 CFR 240.15c3-3a,  or if registered as a futures commission merchant,  6 percent of the funds  required  to be  segregated  pursuant  to the
Commodity Exchange Act and the regulations thereunder, (less the market value of commodity  options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account) if greater,  and in either case,  if its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1  including  paragraph
(a)(1)(ii),  if  applicable,  or  such  greater  dollar  amount  as may be  made applicable  to the  Broker-Dealer  by the  NASD,  or a  governmental  agency  or self-regulatory body having appropriate authority.

IV.         BROKER-DEALERS CARRYING THE ACCOUNTS OF SPECIALISTS AND MARKET
            ---------------------------------------------------------------
            MAKERS IN LISTED OPTIONS
            ------------------------

            A  Broker-Dealer  who  guarantees,   endorses,   carries  or  clears
specialist  or  market-maker  transactions  in  options  listed  on  a  national securities exchange or facility of a national  securities  association shall not permit a reduction,  prepayment,  or repayment of the unpaid principal amount if the effect would cause the equity  required in such  specialist or  market-maker accounts  to exceed  1000  percent of the  Broker-Dealer's  net  capital or such percent as may be made applicable to the Broker-Dealer  from time to time by the
NASD  or  a  government  agency  or  self-regulatory   body  having  appropriate
authority.

V.          LIMITATION ON WITHDRAWAL OF EQUITY CAPITAL

            The  proceeds  covered by this  Agreement  shall in all  respects be subject to the provisions of paragraph (e) of 17 CFR 15c3-1. Pursuant thereto no equity capital of the  Broker-Dealer  or a subsidiary or affiliate  consolidated pursuant to 17 CFR 240.15c3-1c,  whether in the form of capital contributions by partners,  par or stated value of capital  stock,  paid-in  capital in excess of par, retained earnings or other capital accounts,  may be withdrawn by action of a stockholder  or partner,  or by redemption or repurchase of shares of stock by any of the  consolidated  entities or through the  payment of  dividends  or any similar  distribution,  nor  may  any  unsecured  advance  or  loan be made to a stockholder,  partner,  sole  proprietor,  or employee if,  after giving  effect thereto and to any other such withdrawals, advances or loans and any payments of
Payment  Obligations  under  satisfactory  subordination  agreements  which  are scheduled to occur within six months  following  such  withdrawals,  advances or loan, either aggregate  indebtedness of any of the consolidated  entities exceed
1000 percent of its net  capital,  or in the case of a  Broker-Dealer  operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1,  its net capital would be less than 5 percent of aggregate  debit items computed in accordance with 17 CFR
240.15c3-3a, or if registered as a futures commission merchant, 7 percent of the funds required to be segregated  pursuant to the Commodity Exchange Act, and the regulations  thereunder,  (less  the  market  value  of  the  commodity  options purchased  by the  option  customers  on or  subject  to the rules of a contract market, provided, however, the deduction for each option customer's account), if greater,  and in either case,  if its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1  including  paragraph
(a)(1)(ii),  if  applicable,  or  such  greater  dollar  amount  as may be  made applicable  to  the  Broker-Dealer  by  the  NASD,  or a  government  agency  or self-regulatory body having appropriate  authority,  or should the Broker-Dealer be  included  within  such  consideration,  if the total  outstanding  principal amounts of satisfactory  subordination  agreements of the  Broker-Dealer  (other than such  agreements  which  qualify  as equity  under  paragraph  (d)of 17 CFR
240.15c3-1)  would exceed 17 CFR 240.15c3-1,  for a period in excess of 90 days, or for such longer  period  which the  Commission  may upon  application  of the
Broker-Dealer grant in the public interest or for the protection of investors.

VI.         BROKER-DEALERS REGISTERED WITH CFTC
            -----------------------------------

            If  the   Broker-Dealer   is  a  futures   commission   merchant  or
introductory  broker agent, that term is defined in the Commodity  Exchange Act, the Organization  agreement  consistent with the requirements of Section 1.17(h)
of the regulations of the CFTC (17 CFR 1.17(h)), that:

(a) Whenever prior written notice by the  Broker-Dealer  to the NASD is required pursuant to the provisions of this  Agreement,  the same written notice shall be given  by  the  Broker-Dealer  to  (i)  the  CFTC  at its  principal  office  in
Washington,  D.C.,  attention  Chief Account of Division of Trading and Markets, and/or (ii) the  commodity  exchange of which the  Organization  is a member and
which  is  then  designated  by  the  CFTC  as  the  Organization's   designated
self-regulatory organization (the DSRO);

(b)  Whenever  prior  written  consemt,  permission  or  approval of the NASD is required pursuant to the provisions of this Agreement,  the Broker-Dealer  shall also obtain the prior written consent, permission or approval of the CFTC and/or of the DSRO; and,

(c)  Whenever the  Broker-Dealer  receives  written  notice of  acceleration  of maturity pursuant to the provisions of this Agreement,  the Broker-Dealer  shall promptly  give written  notice  thereof to the CFTC at the address  above stated
and/or to the DSRO.

VII.        SUBORDINATION OF ACCRUED INTEREST PAYABLE (OPTIONAL)
            ----------------------------------------------------

            The  Lender  and the  Borrower  hereby  elect to have  all  eligible accrued  interest  payable on this loan  considered as  additional  subordinated capital  for  purposes  of  computing  net  capital,  subject  to the  terms and conditions set forth in the instructions. The amount of accrued interest payable per month is  $______________________  and the  aggregate  total of all eligible monthly amounts will be $______________________.

------------------------------------          ----------------------------------
(Borrower's Initial)         (Date)           (Lender's Initial)        (Date)

VIII.       GENERAL
            -------

            In the event of the  appointment  of a  receiver  or  trustee of the
Broker-Dealer  or in the event of its  insolvency,  liquidation  pursuant to the
Securities Investor Protection Act of 1970 or otherwise, bankruptcy,  assignment for  the  benefit  of  creditors  reorganizations  whether  or not  pursuant  to bankruptcy  laws, or any other  marshaling of the assets and  liabilities of the
Broker-Dealer, the Payment Obligation of the Broker-Dealer shall mature, and the holder  hereof  shall  not be  entitled  to  participate  or  share  ratably  or otherwise, in the distribution of the assets of the Broker-Dealer,  whose claims are senior hereto, have been fully satisfied.

            This Agreement  shall not be subject to  cancellation  by either the
Lender or the  Broker-Dealer,  and no payment  shall be made,  nor the Agreement terminated,  rescinded or modified by mutual  consent or otherwise if the effect thereof would be  inconsistent  with the  requirements  of 17 CFR 240.15c3-1 and
240.15c3-1(d).

            This Agreement may not be transferred,  sold, assigned,  pledged, or otherwise  encumbered or otherwise  disposed of, and no lien,  charge,  or other encumbrance  may be created or permitted to be created thereof without the prior written consent of the NASD.

            The Lender  irrevocably agrees that the loan evidenced hereby is not being  made in  reliance  upon the  standing  of the  Broker-Dealer  as a member organization of the NASD or upon the NASD  surveillance  of the  Broker-Dealer's financial  position or its compliance  with the By-Laws,  rules and practices of the NASD. The Lender has made such  investigation of the  Broker-Dealer  and its partners,  officers,  directors,  and stockholders as the Lender deems necessary and appropriate under the circumstances.

            The Lender is not relying  upon the NASD to provide any  information concerning  or  relating  to the  Broker-Dealer  and agrees that the NASD has no responsibility to disclose to the Lender any information  concerning or relating to the Broker-Dealer which it may now, or at any future time, have.

            The term "Broker-Dealer",  as used in this Agreement,  shall include the broker-dealer, its heirs, executors, administrators, successors and assigns.

            The term  "Payment  Obligation"  shall  mean the  obligation  of the
Broker-Dealer  to repay cash  loaned to it pursuant  to this  Subordinated  Loan
Agreement.

            The  provisions  of  this  Agreement   shall  be  binding  upon  the
Broker-Dealer   and  the  Lender,   and  their  respective   heirs,   executors,
administrators, successors, and assigns.

            Any controversy  arising out of or relating to this Agreement may be submitted to and settled by arbitration pursuant to the By-Laws and rules of the
NASD.  The  Broker-Dealer  and the Lender  shall be  conclusively  bound by such arbitration.

            This   instrument   embodies  the  entire   agreement   between  the
Broker-Dealer and the Lender and no other evidence of such agreement has been or will be executed without prior written consent of the NASD.

            This Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of New York in all respects.

            IN WITNESS  WHEREOF the  parties  have set their hands and seal this
30th day of October, 2001.

                                    NYFIX Millennium L.L.C
                                    --------------------------------------------
                                             (Name of Broker-Dealer)

                                    By /s/ Daniel A. Nole             L.S.
                                    --------------------------------------------
                                              (Authorized Person)

                                    /s/ Peter K. Hansen               L.S.
                                    --------------------------------------------
                                                      (Lender)

                     FOR NASD USE ONLY

                     ACCEPTED BY: /s/ Gerald Dougherty
                                 --------------------------------------
                                              (Name)

                                    Assistant Director
                                 --------------------------------------
                                              (Title)

                     EFFECTIVE DATE:   November 30, 2001
                                     ----------------------------------

                     LOAN NUMBER:  10-E-SLA-11492
                                  -------------------------------------

                                       10

                          SUBORDINATION LOAN AGREEMENT
                              LENDER'S ATTESTATION

            It is recommended that you discuss the merits of this investment with an attorney, accountant or some other person who has knowledge and experience in financial and business matters prior to executing this Agreement.

1.          I have received and reviewed NASD Form SLD, which is a reprint of
            Appendix D of 17 CFR 240.15c3-1, and am familiar with its
            provisions.

2.          I am aware that the funds or securities subject to this Agreement are not covered by the Securities Investor Protection Act of 1970.

3.          I understand that I will be furnished financial statements pursuant to SEC Rule 17a-5(c).

4.          On the date this Agreement was entered into, the Broker-Dealer carried funds or securities for my account. (State Yes or No) No

5.          Lender's business relationship to the Broker-Dealer is: 50% owner.

6.          If the partner or stockholder is not actively engaged in the business of the Broker-Dealer, acknowledge receipt of the following:
            Lender is actively engaged.

a.          Certified audit and accountant's certificate dated_____________.

            b.          Disclosure of financial and/or operational problems
                        since the last certified audit which required reporting
                        pursuant to SEC Rule 17a-11. (If no such reporting was
                        required, state "none")
                        __________________________________________.

            c.          Balance sheet and statement of ownership equity dated
                        _______________________________________________.

            d.          Most recent computation of net capital and aggregate
                        indebtedness or aggregate debit items dated __________,
                        reflecting a net capital of $ __________________ and a
                        ratio of __________________________.

            e.          Debt/equity ratio as of _____________________ of
                        _________.

            f.          Other disclosures: ____________________________________.

Dated: 10/30/01       /s/ Peter K. Hansen                   L.S.
       ---------      -------------------------------------------
                                      (Lender)

                                       11